Supplement dated July 26, 2023 to the
Statement of Additional Information (“SAI”)
of the Barrett Opportunity Fund, Inc.
dated December 29, 2022

The information relating to Owen Gilmore in the “Management – Directors and Executive Officers” section of the SAI is replaced in its entirety by the following:

Name, Address and Birth Year	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(3) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Christine A. Bater Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016 Birth year: 1962	Chief Financial Officer and Treasurer	Since 2023	Partner, Wealth Advisor, Director of Financial Planning, CI Barrett Private Wealth (2023-Present) Managing Director, Barrett Asset Management (2011-Present)	N/A	N/A

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Please retain this supplement with your SAI.